SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of report: July 31, 2000


                        ALLIED HEALTHCARE PRODUCTS, INC.
               (Exact Name of Registrant as Specified in Charter)




      Delaware                       0-19266                 23-1370721
   (State  or  Other               (Commission             (IRS  Employer
    Jurisdiction of                File  Number)          Identification No.)
    Incorporation)



     1720  Sublette  Avenue
     St.  Louis,  MO                                 63110
  (Address of Principal Executive Offices)        (Zip  Code)



     (314) 771-2400
(Registrant's telephone number, including area code)


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ITEM  5.     OTHER  EVENTS.

     On July 31, 2000, the Registrant issued a news release announcing that it has reached an agreement on a new three-year contract with its employees who are members of District No. 9 International Association of Machinists and Aerospace Workers. The company's union employees had been on strike since the previous contract expired at midnight on May 31, 2000. Allied has continued to ship products during the union work stoppage. The news release is attached as Exhibit 1 hereto, is incorporated herein by reference and made a part hereof.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        ALLIED HEALTHCARE PRODUCTS, INC.


Date:  July 31, 2000                By:  /s/  Earl  R.  Refsland
                                       -------------------------
                                    Name:  Earl  R.  Refsland
                                    Title: President and Chief Executive Officer


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
                                  EXHIBIT INDEX


Exhibit No.      Description                                 Page No.
-----------      -----------                                 --------

     1.          News Release dated July 31, 2000               5


                                   page 4 of 5
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